Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

On July 16, 2026 the CoinShares Group launched the CoinShares Bitcoin Mining UCITS on the Deutsche Börse Xetra, which subsequently began trading on July 21, 2026.

On October 1, 2025, the Group announced the strategic acquisition of Bastion Asset Management Limited (“Bastion”), a London-based, UK Financial Conduct Authority (FCA) regulated crypto-focused alternative investment manager. The terms of the acquisition require certain pre-completion actions to be taken. The purchase price for the transaction is $4.5 million. This acquisition was completed on September 1, 2026.